                     BANC ONE INVESTMENT MANAGEMENT GROUP
                           CORPORATE TRUST SERVICES
                    CORPORATE TRUST ACCOUNT ADMINISTRATION

  Southpoint Structured Assets, Inc. TVA Security-Backed Trust Certificates,
                                Series 1998-1
              $5,000,000 6.25% Certificate due December 15, 2017

                   Report to Certificateholders on 12/15/99

This report is being prepared pursuant to Section 4.03 of the Standard Terms of Trust Agreements dated March 19, 1998 between Southpoint Structured Assets, Inc. as Depositor and Banc One, West Virginia, N.A., as Trustee:

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CUSIP NUMBER:                                 873055AA5
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Principal Amount of Security                  $5,000,000.00
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Current Interest Rate of Security             6.25%
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Reporting Unit                                1,000.00
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Accrual Period - Beg                          06/15/99
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Accrual Period - End                          12/14/99
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Record Date                                   12/14/99
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Fixed or Variable Rate                        Fixed
------------------------------------------------------------
Maturity Date                                 12/15/2017
------------------------------------------------------------

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Amounts received as of last pmt. date         $156,250.00
------------------------------------------------------------

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BEGINNING PRINCIPAL BAL                       $5,000,000.00
------------------------------------------------------------

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INTEREST:
------------------------------------------------------------

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Pass-Through Rate                             6.25%
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Certificates Interest Distributed             $156,250.00
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Retained Interest Distributed                 $0.00
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Trust Expenses                                $0.00
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Unpaid Accrued Interest                       $0.00
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PRINCIPAL:
------------------------------------------------------------

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Principal Distributed                         $0.00
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Advances Distributed:
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PREPAYMENT PREMIUM:
------------------------------------------------------------
Amount Distributed                            $0.00
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TOTAL DISTRIBUTION                            $156,250.00
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ENDING PRINCIPAL BALANCE                      $5,000,000.00
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THE BELOW IS FOR DTC USE
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PER UNIT:
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Beginning Principal Balance                   1,000.000000
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Interest Distributed                          31.250000
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Principal Distributed                         0.000000
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Prepayment Penalty Distributed                0.000000
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Total Distributed                             31.250000
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